UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of Earliest Event Reported: April 11, 2007

                              X-RITE, INCORPORATED

                          (Exact name of registrant as
                            specified in its charter)

    Michigan                       000-14800                      38-1737300
(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification no.)
 incorporation)

         4300 44th Street S.E.
        Grand Rapids, Michigan                                       49512
(Address of principal executive office)                            (Zip Code)

                         Registrant's telephone number,
                              including area code:
                                 (616) 803-2200

================================================================================
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
================================================================================

Item 1.02. Termination of a Material Definitive Agreement


On September 14, 2006 X-Rite, Incorporated (the "Company") entered into an Agreement of Purchase and Sale (the "Agreement") to sell its former corporate headquarters property located in Grandville, Michigan to Target Corporation (the "Buyer") for $13.9 million dollars. On April 11, 2007, the Buyer notified the Company that it has elected to terminate the Agreement in accordance with its terms. In connection with the termination, the Buyer forfeited its $100,000 earnest money deposit.

The Company will continue to market the property to other interested parties.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

Dated: April 17, 2007                                X-RITE, INCORPORATED


                                                     By: /s/ Mary E. Chowning
                                                         -----------------------
                                                         Mary E. Chowning
                                                         Chief Financial Officer